Exhibit 23.1





                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of IPI Fundraising, Inc. on Form S-4 of our reports for (i) BF Acquisition Group III, Inc. and Subsidiary; and (ii) Imprints Plus, Inc.; both dated December 17, 2004, appearing in the Prospectus, which is part of such Registration Statement, and to the reference of us under the heading "Experts" in such Prospectus.



/s/Cogen Skylar LLP



COGEN SKLAR LLP
Bala Cynwyd, Pennsylvania
January 18, 2005






















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